Schedule of Investments PIMCO High Income Fund	April 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 140.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 19.8%
AP Core Holdings II, LLC 6.264% (LIBOR03M + 5.500%) due 09/01/2027 ~		$8,209	$8,187
Caesars Resort Collection LLC 3.514% (LIBOR03M + 2.750%) due 12/23/2024 ~		6,560	6,538
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,481	2,593
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$1,224	1,207
Emerald TopCo, Inc. 3.957% - 4.264% (LIBOR03M + 3.500%) due 07/24/2026 ~		146	144
Envision Healthcare Corp.
TBD% due 07/01/2022 µ		10,500	10,421
4.514% (LIBOR03M + 3.750%) due 10/10/2025 ~		28,474	17,559
Fly Funding SARL 7.012% (LIBOR03M + 6.000%) due 10/08/2025 ~		5,109	5,125
Forbes Energy Services LLC TBD% due 06/30/2022 «		954	0
Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		7,432	7,440
8.750% due 10/18/2027	CAD	1,622	1,265
Intelsat Jackson Holdings SA 4.920% due 02/01/2029		$4,816	4,680
Lealand Finance Co. BV 3.457% (LIBOR03M + 3.000%) due 06/28/2024 «~		105	71
Lealand Finance Co. BV 1.457% (LIBOR03M + 1.000%) due 06/30/2025 ~		502	263
McAfee LLC 4.500% due 03/01/2029		4,600	4,524
MPH Acquisition Holdings LLC 4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		7,662	7,377
Promotora de Informaciones SA
5.250% (EUR003M + 4.250%) due 12/31/2026 ~	EUR	5,111	5,149
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		1,630	1,631
PUG LLC 4.264% (LIBOR03M + 3.500%) due 02/12/2027 ~		$1,968	1,924
Rising Tide Holdings, Inc. 5.514% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,290	1,243
Sasol Ltd. TBD% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		5,287	5,197
Steenbok Lux Finco 2 SARL TBD% (EUR003M) due 12/29/2022 ~	EUR	14,453	13,093
Syniverse Holdings, Inc.
6.038% (LIBOR03M + 5.000%) due 03/09/2023 ~		$17,324	17,176
10.038% (LIBOR03M + 9.000%) due 03/11/2024 ~		609	595
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		9,491	8,918
U.S. Renal Care, Inc. 5.764% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,875	1,686
Westmoreland Mining Holdings LLC TBD% due 03/15/2029		8,068	4,075
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,667	2,667

Total Loan Participations and Assignments (Cost $157,522)			140,748

CORPORATE BONDS & NOTES 55.0%
BANKING & FINANCE 11.7%
Ally Financial, Inc. 8.000% due 11/01/2031 (m)		1,270	1,489
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (m)		5,200	4,531
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (m)		4,256	3,719
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (m)	EUR	1,400	1,330
2.625% due 04/28/2025 (m)		9,492	9,412
3.625% due 09/24/2024 (m)		2,131	2,170
5.375% due 01/18/2028 •(m)		1,700	1,148
8.000% due 01/22/2030 •(m)		3,497	2,495
8.500% due 09/10/2030 •(m)		3,500	2,566
10.500% due 07/23/2029 (m)		800	620
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	1,000	242

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Barclays PLC
5.875% due 09/15/2024 •(i)(j)(m)	GBP	1,800	2,221
6.375% due 12/15/2025 •(i)(j)		400	507
7.125% due 06/15/2025 •(i)(j)(m)		1,600	2,053
BOI Finance BV 7.500% due 02/16/2027 (m)	EUR	3,300	3,424
Claveau Re Ltd. 18.053% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	1,121
Corebridge Financial, Inc.
4.350% due 04/05/2042		200	181
4.400% due 04/05/2052		800	715
Corsair International Ltd. 4.850% due 01/28/2027 •	EUR	1,000	1,021
Cosaint Re Pte. Ltd. 10.053% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	1,005
Credit Agricole SA 7.875% due 01/23/2024 •(i)(j)		250	257
Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(m)		200	195
7.500% due 07/17/2023 •(i)(j)(m)		400	397
GSPA Monetization Trust 6.422% due 10/09/2029		4,666	4,660
HF Sinclair Corp. 4.500% due 10/01/2030 (m)		7,719	7,198
Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)	EUR	716	757
7.875% due 06/27/2029 •(i)(j)(m)	GBP	2,402	3,333
MGM Growth Properties Operating Partnership LP 3.875% due 02/15/2029 (m)		$6,900	6,552
Sanders Re Ltd. 12.020% (SOFRRATE + 11.750%) due 04/09/2029 ~		1,545	1,546
Societe Generale SA 7.375% due 10/04/2023 •(i)(j)(m)		900	904
Uniti Group LP
4.750% due 04/15/2028 (m)		2,800	2,504
6.000% due 01/15/2030 (m)		7,563	6,317
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		7,250	6,733

			83,323

INDUSTRIALS 33.0%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (m)	GBP	895	1,163
Altice Financing SA 5.750% due 08/15/2029 (m)		$972	820
American Airlines Pass-Through Trust
3.375% due 11/01/2028 (m)		1,082	1,011
3.700% due 04/01/2028 (m)		300	286
Arches Buyer, Inc. 4.250% due 06/01/2028 (m)		1,600	1,424
Boeing Co.
5.705% due 05/01/2040 (m)		962	963
5.805% due 05/01/2050 (m)		822	824
5.930% due 05/01/2060 (m)		1,112	1,103
6.125% due 02/15/2033 (m)		1,909	2,013
Bombardier, Inc.
7.500% due 03/15/2025 (m)		4,980	4,837
Broadcom, Inc.
3.187% due 11/15/2036 (m)		15	12
4.000% due 04/15/2029 (m)		1,500	1,432
4.150% due 11/15/2030 (m)		121	115
4.150% due 04/15/2032 (m)		1,400	1,301
4.926% due 05/15/2037 (m)		163	153
CGG SA
7.750% due 04/01/2027	EUR	1,000	1,060
8.750% due 04/01/2027 (m)		$7,789	7,741
Charter Communications Operating LLC
3.700% due 04/01/2051 (m)		5,900	4,170
3.850% due 04/01/2061 (m)		2,100	1,434
3.900% due 06/01/2052 (m)		2,000	1,446
4.400% due 12/01/2061 (m)		200	150
4.800% due 03/01/2050 (m)		551	452
CommScope, Inc. 8.250% due 03/01/2027 (m)		7,757	6,603
Condor Merger Sub, Inc. 7.375% due 02/15/2030 (m)		2,900	2,598
Coty, Inc.
3.875% due 04/15/2026 (m)	EUR	7,300	7,233
4.750% due 01/15/2029 (m)		$4,200	3,744
5.000% due 04/15/2026 (m)		2,364	2,249
DISH DBS Corp.
5.250% due 12/01/2026 (m)		2,000	1,840
5.750% due 12/01/2028 (m)		5,880	5,271
Envision Healthcare Corp. 8.750% due 10/15/2026		3,318	1,386

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Exela Intermediate LLC 11.500% due 07/15/2026		125	46
Ferroglobe PLC 9.375% due 12/31/2025 (k)(m)		2,750	2,839
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		2,040	2,045
6.875% due 03/01/2026 (m)		1,348	1,353
FMG Resources August 2006 Pty. Ltd. 6.125% due 04/15/2032 (m)		1,700	1,691
Ford Motor Co. 7.700% due 05/15/2097 (m)		15,515	16,858
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		9,300	9,081
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (m)		1,916	1,669
General Shopping Investments Ltd. 0.928% due 09/20/2022 ^(d)(i)		2,500	357
HCA, Inc. 7.500% due 11/15/2095 (m)		3,462	4,029
Hestia Re Ltd. 0.000% due 04/22/2025		939	942
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (m)		16,312	15,398
Inter Media & Communication SpA 6.750% due 02/09/2027 (m)	EUR	3,300	3,321
Magallanes, Inc.
4.279% due 03/15/2032 (m)		$1,300	1,208
5.050% due 03/15/2042 (m)		1,400	1,278
NCL Corp. Ltd. 5.875% due 02/15/2027 (m)		3,004	2,868
New Albertsons LP 6.570% due 02/23/2028		4,021	4,561
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		8,700	8,172
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		60	68
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/30/2022 (g)(i)		3,371	14
Petroleos Mexicanos
6.700% due 02/16/2032 (m)		2,389	2,063
6.750% due 09/21/2047 (m)		10,479	7,594
6.950% due 01/28/2060 (m)		6,894	5,012
7.690% due 01/23/2050 (m)		150	118
Prosus NV 1.207% due 01/19/2026	EUR	1,000	957
QVC, Inc. 5.950% due 03/15/2043 (m)		$1,500	1,171
Rolls-Royce PLC 4.625% due 02/16/2026 (m)	EUR	300	319
Sands China Ltd. 5.400% due 08/08/2028 (m)		$3,379	3,192
Schenck Process Holding GmbH 6.875% due 06/15/2023 (m)	EUR	600	633
Seagate HDD Cayman 4.125% due 01/15/2031 (m)		$700	615
Syngenta Finance NV 5.182% due 04/24/2028		200	201
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		2,302	2,270
5.750% due 09/30/2039 (m)		5,577	5,675
Transocean Pontus Ltd. 6.125% due 08/01/2025		132	129
Transocean, Inc.
7.250% due 11/01/2025		96	80
7.500% due 01/15/2026		80	66
8.000% due 02/01/2027		162	128
U.S. Renal Care, Inc. 10.625% due 07/15/2027		77	67
United Group BV 4.875% due 07/01/2024 (m)	EUR	100	102
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (c)		$28	28
Vale Overseas Ltd. 6.875% due 11/21/2036 (m)		89	98
Vale SA 3.202% due 12/29/2049 «~(i)	BRL	120,000	11,208
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		$2,130	1,880
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		8,659	9,487
Wesco Aircraft Holdings, Inc. 9.000% due 11/15/2026		2,054	1,279
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 «(c)		26,507	27,411
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		7,842	7,483

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Wynn Macau Ltd.
5.125% due 12/15/2029 (m)		400	316
5.500% due 10/01/2027 (m)		400	324
5.625% due 08/26/2028 (m)		2,800	2,236

			234,774

UTILITIES 10.3%
DTEK Finance PLC (3.500% Cash and 3.500% PIK) 7.000% due 12/31/2027 (c)(m)		2,216	543
Genesis Energy LP 8.000% due 01/15/2027 (m)		1,345	1,321
Lumen Technologies, Inc. 7.200% due 12/01/2025 (m)		1,122	1,138
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		5,130	5,806
NGD Holdings BV 6.750% due 12/31/2026 (m)		846	355
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		3,181	1,825
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(m)		813	804
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		15,690	3,726
Oi SA 10.000% due 07/27/2025		9,726	7,770
Pacific Gas & Electric Co.
3.500% due 08/01/2050 (m)		1,426	996
4.000% due 12/01/2046 (m)		600	447
4.200% due 03/01/2029 (m)		2,000	1,871
4.250% due 03/15/2046 (m)		2,300	1,762
4.450% due 04/15/2042 (m)		1,203	975
4.500% due 07/01/2040 (m)		3,488	2,864
4.550% due 07/01/2030 (m)		2,683	2,490
4.600% due 06/15/2043 (m)		200	162
4.750% due 02/15/2044 (m)		7,809	6,429
4.950% due 07/01/2050 (m)		1,054	881
Peru LNG Srl 5.375% due 03/22/2030		6,318	5,442
Petrobras Global Finance BV
6.250% due 12/14/2026 (m)	GBP	4,870	6,335
6.625% due 01/16/2034 (m)		200	252
Rio Oil Finance Trust
8.200% due 04/06/2028		$233	250
9.250% due 07/06/2024 (m)		9,148	9,571
Talen Energy Supply LLC
7.250% due 05/15/2027 (m)		6,700	6,425
7.625% due 06/01/2028 (m)		2,900	2,784
Transocean Poseidon Ltd. 6.875% due 02/01/2027		146	141

			73,365

Total Corporate Bonds & Notes (Cost $434,564)			391,462

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp. 3.375% due 08/15/2026		5,100	4,386

Total Convertible Bonds & Notes (Cost $5,100)			4,386

MUNICIPAL BONDS & NOTES 7.3%
DISTRICT OF COLUMBIA 1.6%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035		9,740	11,565

ILLINOIS 2.7%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	11,470
7.517% due 01/01/2040		6,705	7,849

			19,319

NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005 6.000% due 06/01/2028		370	371

PUERTO RICO 0.5%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043		1,720	896

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (g)	443	254
4.000% due 07/01/2033	344	320
4.000% due 07/01/2035	310	287
4.000% due 07/01/2037	266	240
4.000% due 07/01/2041	361	326
4.000% due 07/01/2046	376	331
Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (g)	177	161
5.250% due 07/01/2023	385	389

		3,204

TEXAS 1.4%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,455	9,976

VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	1,285	1,285

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	66,200	6,000

Total Municipal Bonds & Notes (Cost $46,034)		51,720

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
3.500% due 09/25/2027 (a)	115	7
4.000% due 06/25/2050 (a)	2,545	472
5.000% due 06/25/2050 (a)(m)	4,067	740
5.432% due 07/25/2050 •(a)(m)	3,915	548
10.000% due 01/25/2034 •	189	206
Fannie Mae, TBA 3.000% due 06/13/2052	100	94
Freddie Mac
0.000% due 02/25/2046 (b)(g)	1,688	1,420
0.100% due 02/25/2046 (a)	1,688	0
5.000% due 06/15/2033 ~(a)	667	108
5.432% due 06/25/2050 •(a)(m)	4,334	592
5.546% due 07/15/2035 ~(a)	494	59
5.646% due 02/15/2042 •(a)	822	82
6.146% due 11/25/2055 «~	13,440	8,333
6.586% due 08/15/2036 •(a)	322	55
9.868% due 10/25/2027 •	4,297	4,501
11.892% due 05/15/2033 •	29	30
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	637	129
4.500% due 07/20/2042 (a)	103	14
5.000% due 09/20/2042 (a)	189	31

Total U.S. Government Agencies (Cost $19,514)		17,421

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Adjustable Rate Mortgage Trust 1.008% due 05/25/2036 •	3,221	1,352
Banc of America Alternative Loan Trust
1.028% due 06/25/2037 •	2,261	1,710
4.932% due 06/25/2046 ^•(a)	2,919	197
5.972% due 06/25/2037 ^•(a)	2,455	310
Banc of America Funding Trust
6.000% due 07/25/2037 ^	304	276
6.250% due 10/26/2036	4,195	2,344
Banc of America Mortgage Trust 2.713% due 02/25/2036 ^~	8	8
BCAP LLC Trust
0.000% due 06/26/2036 ~	400	294
4.777% due 03/26/2037 þ	1,249	1,759
6.000% due 05/26/2037 ~	4,424	2,254
Bear Stearns Adjustable Rate Mortgage Trust 3.484% due 11/25/2034 ~	8	8
CD Mortgage Trust 5.688% due 10/15/2048	146	134
Chase Mortgage Finance Trust
2.861% due 09/25/2036 ^~	45	40
2.977% due 12/25/2035 ^~	9	9
5.500% due 05/25/2036 ^	1	1
Citigroup Commercial Mortgage Trust 5.980% due 12/10/2049 ~	3,515	1,572
Citigroup Mortgage Loan Trust
2.741% due 11/25/2035 ~	10,472	6,671
3.041% due 07/25/2037 ^~	44	41
6.500% due 09/25/2036	2,493	1,715

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~		2,980	499
Countrywide Alternative Loan Trust
1.168% due 12/25/2046 •		1,848	1,679
3.134% due 02/25/2037 ^~		110	109
4.332% due 04/25/2035 •(a)		2,317	114
6.000% due 02/25/2037 ^		4,196	2,099
6.250% due 12/25/2036 ^•		2,239	1,221
6.500% due 06/25/2036 ^		636	403
Countrywide Home Loan Mortgage Pass-Through Trust
2.881% due 09/20/2036 ^~		260	245
2.888% due 09/25/2047 ^~		18	17
4.682% due 12/25/2036 •(a)		1,715	120
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,325	987
Eurosail-UK PLC
2.372% due 06/13/2045 •	GBP	3,347	3,796
5.022% due 06/13/2045 •		988	1,193
HarborView Mortgage Loan Trust
2.561% due 08/19/2036 ^~		$4	4
3.254% due 08/19/2036 ^~		153	145
IM Pastor FTH 0.000% due 03/22/2043 •	EUR	3,212	3,052
Jackson Park Trust 3.350% due 10/14/2039 ~		$2,311	1,825
JP Morgan Alternative Loan Trust 3.341% due 03/25/2037 ^~		3,092	3,201
JP Morgan Mortgage Trust
2.880% due 07/27/2037 ~		3,868	3,082
5.952% due 01/25/2037 ^•(a)		13,513	3,022
LB-UBS Commercial Mortgage Trust 5.407% due 11/15/2038 ^		175	113
Lehman XS Trust 1.108% due 06/25/2047 •		1,591	1,508
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.161% due 04/25/2036 ^~		2,943	2,688
Nomura Resecuritization Trust 4.034% due 07/26/2035 ~		4,348	3,864
Residential Asset Securitization Trust
1.068% due 01/25/2046 ^•		172	60
6.250% due 09/25/2037 ^		4,562	2,329
6.500% due 08/25/2036 ^		799	288
Structured Adjustable Rate Mortgage Loan Trust
2.906% due 01/25/2036 ^~		110	77
3.261% due 04/25/2047 ~		303	175
Structured Asset Mortgage Investments Trust 1.048% due 07/25/2046 ^•		6,254	5,018
WaMu Mortgage Pass-Through Certificates Trust 3.255% due 05/25/2037 ^~		74	64
Washington Mutual Mortgage Pass-Through Certificates Trust
6.012% due 04/25/2037 •(a)		7,654	1,932
6.500% due 03/25/2036 ^		4,531	3,576

Total Non-Agency Mortgage-Backed Securities (Cost $72,963)			69,200

ASSET-BACKED SECURITIES 9.3%
ACE Securities Corp. Home Equity Loan Trust 0.948% due 07/25/2036 •		1,808	1,595
Apidos CLO 0.000% due 07/22/2026 ~		3,000	12
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,339
Belle Haven ABS CDO Ltd. 1.212% due 07/05/2046 •		$185,947	314
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	322
0.000% due 01/25/2032 ~		2,200	1,120
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	2,368
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	1,595
0.000% due 10/22/2031 ~		3,000	855
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	1,051	251
Countrywide Asset-Backed Certificates Trust 0.938% due 09/25/2046 •		$12,275	11,015
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	1,013
Duke Funding Ltd. 0.955% due 08/07/2033 •		$14,837	3,923
Glacier Funding CDO Ltd. 0.581% due 08/04/2035 •		6,392	995
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	575
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	3,291

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Long Beach Mortgage Loan Trust 1.048% due 02/25/2036 •		1,035	928
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	2,397
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	1,928
0.000% due 04/16/2029 «(g)		7	430
0.000% due 07/16/2029 «(g)		10	863
Merrill Lynch Mortgage Investors Trust 0.988% due 04/25/2037 •		658	422
Morgan Stanley Mortgage Loan Trust
2.722% due 11/25/2036 ^•		701	333
5.965% due 09/25/2046 ^þ		5,914	2,766
People's Financial Realty Mortgage Securities Trust 0.828% due 09/25/2036 •		20,188	5,096
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,749	3,482
7.238% due 09/25/2037 ^þ		5,839	3,011
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	672
Sherwood Funding CDO Ltd. 0.789% due 11/06/2039 ~		$31,478	7,638
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	588
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	2,047
South Coast Funding Ltd. 0.966% due 08/10/2038 •		24,969	2,595
Specialty Underwriting & Residential Finance Trust 1.643% due 06/25/2036 •		409	354
Washington Mutural Asset-Backed Certificates WMABS Trust 0.968% due 05/25/2036 •		166	141

Total Asset-Backed Securities (Cost $124,288)			66,274

SOVEREIGN ISSUES 2.7%
Argentina Government International Bond
0.500% due 07/09/2030 þ		9,677	2,719
1.000% due 07/09/2029		163	53
1.125% due 07/09/2035 þ		8,923	2,479
1.125% due 07/09/2046 þ		115	33
2.000% due 01/09/2038 þ(m)		1,326	477
2.500% due 07/09/2041 þ(m)		9,486	3,187
15.500% due 10/17/2026	ARS	38,100	74
40.178% (BADLARPP) due 10/04/2022 ~		74	0
Autonomous City of Buenos Aires
39.273% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	169
46.594% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	234
Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,800	1,397
7.500% due 02/16/2061 (m)		$2,100	1,411
Ghana Government International Bond
6.375% due 02/11/2027 (m)		600	410
7.875% due 02/11/2035 (m)		600	356
8.750% due 03/11/2061		200	117
Ivory Coast Government International Bond 6.625% due 03/22/2048	EUR	800	677
Provincia de Buenos Aires 47.632% due 04/12/2025	ARS	270,895	1,303
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	57
3.900% due 01/30/2033		122	136
4.000% due 01/30/2037		96	118
4.200% due 01/30/2042		119	156
South Africa Government International Bond 7.300% due 04/20/2052		$2,900	2,723
Turkiye Ihracat Kredi Bankasi AS 8.250% due 01/24/2024 (m)		200	205
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,471	500
Venezuela Government International Bond
6.000% due 12/09/2020		$365	31
8.250% due 10/13/2024 ^(d)		34	3
9.250% due 09/15/2027 ^(d)		452	39

Total Sovereign Issues (Cost $32,324)			19,064

		SHARES
COMMON STOCKS 4.6%
COMMUNICATION SERVICES 0.9%
Clear Channel Outdoor Holdings, Inc. (e)		754,306	1,855
iHeartMedia, Inc. 'A' (e)		178,528	2,855

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

iHeartMedia, Inc. 'B' «(e)	138,545	1,994

		6,704

ENERGY 0.5%
Axis Energy Services 'A' «(e)(k)	6,207	91
Noble Corp. (e)(k)	116,046	3,705
Valaris Ltd. (e)	2,307	117

		3,913

FINANCIALS 1.0%
Intelsat SA «(e)(k)	221,868	6,795

INDUSTRIALS 2.2%
Neiman Marcus Group Ltd. LLC «(e)(k)	90,604	15,334
Noble Corp. (e)	1,879	60
Voyager Aviation Holdings LLC «(e)	1,009	0
Westmoreland Mining Holdings «(e)(k)	88,291	0

		15,394

MATERIALS 0.0%
Associated Materials Group, Inc. «(e)	162,396	0

Total Common Stocks (Cost $33,935)		32,806

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(e)	46,518	262

Total Rights (Cost $0)		262

WARRANTS 2.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	250	1

INDUSTRIALS 0.2%
Sequa Corp. - Exp. 04/28/2024 «	1,795,000	1,099

INFORMATION TECHNOLOGY 1.8%
Windstream Holdings LLC - Exp. 9/21/2055 «	537,548	13,083

Total Warrants (Cost $13,446)		14,183

PREFERRED SECURITIES 18.0%
FINANCIALS 7.9%
AGFC Capital Trust 2.794% (US0003M + 1.750%) due 01/15/2067 ~(m)	27,410,000	16,249
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	68
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	2,100,000	1,866
Nationwide Building Society 10.250% ~	71,345	15,296
OCP CLO Ltd. 0.000% due 04/26/2028 (g)	8,700	5,861
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)	14,494,300	16,708

		56,048

INDUSTRIALS 10.1%
General Electric Co. 4.156% (US0003M + 3.330%) due 06/15/2022 ~(i)	373,000	354
Sequa Corp. (15.000% PIK) 15.000% «(c)	55,659	69,657
Voyager Aviation Holdings LLC 9.500% «	6,055	1,978

		71,989

Total Preferred Securities (Cost $90,808)		128,037

REAL ESTATE INVESTMENT TRUSTS 3.6%
REAL ESTATE 3.6%
CBL & Associates Properties, Inc.	14,084	413

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Uniti Group, Inc.		261,443	3,239
VICI Properties, Inc.		734,782	21,904

Total Real Estate Investment Trusts (Cost $11,376)			25,556

SHORT-TERM INSTRUMENTS 5.3%
REPURCHASE AGREEMENTS (l) 0.6%			4,200

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (g)(h)	ARS	56,900	237

U.S. TREASURY BILLS 4.4%
0.790% due 06/14/2022 - 07/21/2022 (f)(g)(m)(o)		$30,900	30,851

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
1.089% due 08/23/2022 (g)(h)		2,000	1,994

Total Short-Term Instruments (Cost $37,288)			37,282

Total Investments in Securities (Cost $1,079,162)			998,401

Total Investments 140.4% (Cost $1,079,162)			$998,401
Financial Derivative Instruments (n)(p) 0.8%(Cost or Premiums, net $111,632)			5,711
Auction Rate Preferred Shares (8.2)%			(58,050)
Other Assets and Liabilities, net (33.0)%			(234,788)

Net Assets Applicable to Common Shareholders 100.0%			$711,274

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$91	$91	0.01%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/04/2019	2,692	2,839	0.40
Intelsat SA	06/19/2017 - 02/23/2022	15,920	6,795	0.95
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	15,334	2.16
Noble Corp.	02/05/2021 - 02/27/2021	1,838	3,705	0.52
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,160	0	0.00

$25,619	$28,764	4.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	0.280%	04/29/2022	05/02/2022	$4,200	Ginnie Mae 2.500% due 10/20/2051	$(4,316)	$4,200	$4,200

Total Repurchase Agreements	$(4,316)	$4,200	$4,200

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	0.370%	04/12/2022	05/06/2022	$(1,416)	$(1,416)
0.780	03/10/2022	06/10/2022	(861)	(862)
BPS	0.530	12/08/2021	05/12/2022	(1,704)	(1,708)
0.530	03/31/2022	05/12/2022	(1,371)	(1,372)
0.920	03/07/2022	06/07/2022	(5,368)	(5,376)
0.920	04/29/2022	06/07/2022	(2,247)	(2,247)
1.120	03/23/2022	06/23/2022	(5,786)	(5,793)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

	1.430	03/21/2022	09/22/2022		(5,473)	(5,483)
	1.650	05/02/2022	08/02/2022		(12,160)	(12,160)
	1.690	04/18/2022	10/17/2022		(1,513)	(1,514)
	1.990	04/27/2022	10/27/2022		(2,657)	(2,658)
	1.990	04/29/2022	05/02/2022		(2,900)	(2,900)
	1.990	05/02/2022	10/27/2022		(2,559)	(2,559)
BRC	(3.000)	02/14/2022	TBD(3)	EUR	(2,134)	(2,241)
	(0.500)	10/21/2021	TBD(3)		(1,061)	(1,116)
	(0.420)	02/04/2022	05/03/2022		(95)	(100)
	(0.320)	11/05/2021	TBD(3)		(1,024)	(1,079)
	0.450	04/25/2022	05/04/2022	GBP	(2,766)	(3,479)
	0.560	02/07/2022	05/13/2022		$(1,511)	(1,513)
	0.720	03/02/2022	05/06/2022		(525)	(525)
	0.750	03/18/2022	TBD(3)		(1,951)	(1,953)
	0.820	03/18/2022	TBD(3)		(18,905)	(18,925)
	0.870	03/10/2022	06/13/2022		(2,131)	(2,134)
BYR	0.880	03/25/2022	09/26/2022		(4,302)	(4,306)
	0.880	03/31/2022	09/26/2022		(5,310)	(5,314)
	0.890	04/29/2022	09/26/2022		(3,081)	(3,081)
CDC	0.430	01/27/2022	05/02/2022		(3,574)	(3,578)
	0.430	04/18/2022	05/02/2022		(290)	(290)
	0.430	04/27/2022	05/02/2022		(4,892)	(4,893)
	0.450	02/03/2022	05/09/2022		(4,746)	(4,751)
	0.670	03/23/2022	06/07/2022		(4,463)	(4,466)
	0.670	04/14/2022	06/07/2022		(2,686)	(2,687)
	0.720	03/03/2022	06/06/2022		(5,065)	(5,071)
	0.800	02/03/2022	08/05/2022		(1,003)	(1,005)
	0.800	04/14/2022	08/05/2022		(12,368)	(12,373)
	0.840	03/15/2022	06/14/2022		(4,094)	(4,099)
	0.840	03/30/2022	06/14/2022		(263)	(263)
	1.150	03/08/2022	09/07/2022		(13,218)	(13,241)
	1.160	04/21/2022	07/22/2022		(1,780)	(1,781)
	1.230	04/14/2022	07/14/2022		(4,044)	(4,047)
	1.350	05/02/2022	08/02/2022		(3,264)	(3,264)
	1.590	04/01/2022	09/30/2022		(1,605)	(1,607)
	1.780	04/18/2022	10/14/2022		(3,805)	(3,808)
CEW	0.800	03/18/2022	TBD(3)	GBP	(182)	(229)
	0.800	04/26/2022	TBD(3)		(4,605)	(5,791)
	0.920	01/20/2022	TBD(3)		(910)	(1,146)
CIB	1.150	03/16/2022	06/16/2022		$(1,590)	(1,592)
FBF	(0.650)	05/02/2022	06/01/2022	EUR	(2,698)	(2,846)
IND	0.440	02/02/2022	05/06/2022		$(6,840)	(6,847)
	0.470	02/04/2022	05/05/2022		(399)	(400)
	0.490	02/02/2022	05/06/2022		(750)	(751)
	0.630	03/02/2022	06/03/2022		(2,038)	(2,040)
	0.650	03/09/2022	06/09/2022		(5,912)	(5,917)
	0.650	03/10/2022	06/10/2022		(3,179)	(3,182)
	0.650	04/27/2022	06/09/2022		(943)	(943)
	0.860	03/21/2022	06/24/2022		(3,705)	(3,709)
	0.900	03/24/2022	06/24/2022		(415)	(416)
	1.010	03/17/2022	09/15/2022		(1,513)	(1,515)
	1.680	04/12/2022	10/11/2022		(2,757)	(2,760)
JML	(5.500)	08/05/2021	TBD(3)	EUR	(412)	(424)
	(4.000)	02/16/2022	TBD(3)		(919)	(961)
	(3.000)	08/05/2021	TBD(3)		(292)	(306)
	(1.000)	02/18/2022	TBD(3)		(706)	(743)
	(1.000)	04/29/2022	TBD(3)		(308)	(325)
	(0.450)	02/11/2022	TBD(3)		(981)	(1,034)
	(0.400)	10/21/2021	TBD(3)		(7,925)	(8,341)
	(0.400)	11/05/2021	TBD(3)		(1,084)	(1,141)
	(0.400)	01/17/2022	05/10/2022		(568)	(598)
	(0.380)	02/02/2022	05/12/2022		(6,548)	(6,901)
	0.650	03/18/2022	05/06/2022		$(1,877)	(1,879)
	0.900	11/05/2021	TBD(3)	GBP	(3,261)	(4,105)
MEI	1.370	04/19/2022	07/20/2022		$(246)	(246)
NXN	0.800	04/29/2022	08/05/2022		(2,883)	(2,883)
RDR	0.850	03/22/2022	05/24/2022		(2,166)	(2,168)
	0.850	04/27/2022	05/24/2022		(1,247)	(1,247)
SCX	(0.080)	05/02/2022	06/01/2022	EUR	(2,635)	(2,780)
SOG	0.490	04/27/2022	05/03/2022		(500)	(500)
	0.540	03/01/2022	05/03/2022		(2,883)	(2,886)
	0.550	12/27/2021	05/04/2022		(1,357)	(1,360)
	0.550	04/22/2022	05/04/2022		(206)	(206)
	0.640	03/01/2022	05/03/2022		(723)	(723)
	0.670	01/07/2022	07/06/2022		(7,910)	(7,927)
	0.670	02/07/2022	07/08/2022		(917)	(919)
	0.670	03/30/2022	07/06/2022		(1,576)	(1,577)
	0.670	04/06/2022	07/06/2022		(6,872)	(6,876)
	0.670	04/12/2022	07/08/2022		(1,513)	(1,513)
	0.720	03/02/2022	05/04/2022		(187)	(187)
	0.720	03/30/2022	05/04/2022		(166)	(166)
	0.990	05/03/2022	06/03/2022		(2,531)	(2,531)
	1.500	04/27/2022	08/01/2022		(5,736)	(5,735)
	1.580	05/03/2022	08/03/2022		(664)	(664)
	1.620	05/04/2022	08/04/2022		(1,764)	(1,764)
UBS	0.600	03/18/2022	TBD(3)		(16,010)	(16,022)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

				0.640			02/07/2022	05/09/2022	(1,071)		(1,073)
				0.640			03/30/2022	05/09/2022	(2,204)		(2,205)
				1.350			04/14/2022	07/14/2022	(2,811)		(2,813)

Total Reverse Repurchase Agreements											$(296,851)

(m)	Securities with an aggregate market value of $310,359 and cash of $11,816 have been pledged as collateral under the terms of master agreements as of April 30, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2022 was $(353,994) at a weighted average interest rate of 0.395%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	12/20/2024	5.469%		$2,000	$(8)	$(2)	$(10)	$0	$(18)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	6.122	EUR	900	63	(94)	(31)	0	(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.121		3,700	(283)	(94)	(377)	0	(22)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.621		11,200	(1,201)	554	(647)	0	(79)

							$(1,429)	$364	$(1,065)	$0	$(122)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	20,700	$2,004	$691	$2,695	$125	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,300	335	1,047	1,382	81	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		$112,200	(2,687)	(2,780)	(5,467)	0	(317)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	7,065	11,289	371	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	2,553	5,123	262	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		17,400	(376)	656	280	14	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	788	827	22	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	15	(17)	2	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	5,076	4,871	120	0
Receive	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		43,700	343	3,850	4,193	89	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	2,539	2,539	68	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	(983)	704	0	(219)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	18	19	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	795	1,312	20	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032		139,800	581	18,871	19,452	403	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	(42,253)	68,223	0	(2,013)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	5,705	5,449	211	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	11,124	10,997	137	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	7,788	7,623	248	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(6,566)	(4,442)	0	(176)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		446,900	(8,681)	103,953	95,272	997	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	437	441	110	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		65,500	65	(3,841)	(3,776)	0	(573)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	3,810	2,751	230	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	195	485	34	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	862	938	281	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(3,104)	(1,787)	0	(103)

							$113,065	$118,311	$231,376	$3,825	$(3,401)

Total Swap Agreements							$111,636	$118,675	$230,311	$3,825	$(3,523)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

(o)

Securities with an aggregate market value of $12,681 and cash of $12,815 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2022	$430	EUR	394	$0	$(14)
07/2022	893	PEN	3,610	38	0
BPS	05/2022	CAD	1,593	$1,256	15	0
05/2022	GBP	411	529	12	0
05/2022	$872	EUR	804	0	(24)
05/2022	804	GBP	618	0	(26)
CBK	05/2022	EUR	2,679	$2,924	98	0
12/2022	PEN	4,729	1,220	16	0
DUB	05/2022	$22,871	GBP	18,177	0	(14)
06/2022	GBP	18,177	$22,870	14	0
HUS	05/2022	$999	EUR	910	0	(39)
MYI	05/2022	EUR	71,323	$79,491	4,249	0
05/2022	$76,279	EUR	71,894	0	(435)
06/2022	EUR	71,894	$76,377	437	0
SCX	05/2022	GBP	18,385	24,201	1,084	0

Total Forward Foreign Currency Contracts	$5,963	$(552)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2025	5.599%	EUR	200	$(4)	$2	$0	$(2)

Total Swap Agreements	$(4)	$2	$0	$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2022

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$135,480	$5,268	$140,748
Corporate Bonds & Notes
Banking & Finance	0	83,323	0	83,323
Industrials	0	196,155	38,619	234,774
Utilities	0	73,365	0	73,365
Convertible Bonds & Notes
Industrials	0	4,386	0	4,386
Municipal Bonds & Notes
District of Columbia	0	11,565	0	11,565
Illinois	0	19,319	0	19,319
New York	0	371	0	371
Puerto Rico	0	3,204	0	3,204
Texas	0	9,976	0	9,976
Virginia	0	1,285	0	1,285
West Virginia	0	6,000	0	6,000
U.S. Government Agencies	0	9,088	8,333	17,421
Non-Agency Mortgage-Backed Securities	0	69,200	0	69,200
Asset-Backed Securities	0	60,418	5,856	66,274
Sovereign Issues	0	19,064	0	19,064
Common Stocks
Communication Services	4,710	0	1,994	6,704
Energy	3,822	0	91	3,913
Financials	0	0	6,795	6,795
Industrials	0	60	15,334	15,394
Rights
Financials	0	0	262	262
Warrants
Financials	0	0	1	1
Industrials	0	0	1,099	1,099
Information Technology	0	0	13,083	13,083
Preferred Securities
Financials	0	56,048	0	56,048
Industrials	0	354	71,635	71,989
Real Estate Investment Trusts
Real Estate	25,556	0	0	25,556
Short-Term Instruments
Repurchase Agreements	0	4,200	0	4,200
Argentina Treasury Bills	0	237	0	237
U.S. Treasury Bills	0	30,851	0	30,851
U.S. Treasury Cash Management Bills	0	1,994	0	1,994

Total Investments	$34,088	$795,943	$168,370	$998,401

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,825	0	3,825
Over the counter	0	5,963	0	5,963

$0	$9,788	$0	$9,788
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,523)	0	(3,523)
Over the counter	0	(554)	0	(554)

$0	$(4,077)	$0	$(4,077)

Total Financial Derivative Instruments	$0	$5,711	$0	$5,711

Totals	$34,088	$801,654	$168,370	$1,004,112

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2022:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2022(1)

Investments in Securities, at Value
Loan Participations and Assignments	$15,719	$1,099	$(9,314)	$(22)	$83	$1,777	$0	$(4,074)	$5,268	$181
Corporate Bonds & Notes
Industrials	0	27,586	(65)	0	0	(175)	11,273	0	38,619	(175)
U.S. Government Agencies	8,336	0	(134)	19	46	66	0	0	8,333	60
Asset-Backed Securities	5,870	857	0	0	0	(871)	0	0	5,856	(871)
Common Stocks
Communication Services	3,223	0	0	0	0	(1,229)	0	0	1,994	(1,229)
Energy	91	0	0	0	0	0	0	0	91	0
Financials	0	15,920	0	0	0	(9,125)	0	0	6,795	(9,125)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2022 (Unaudited)

Industrials	9,968	0	0	0	0	5,366	0	0	15,334	5,366
Materials(2)	1,150	0	(1,118)	0	87	(119)	0	0	0	0
Rights
Financials	0	0	0	0	0	262	0	0	262	262
Warrants
Financials	0	9,049	0	0	(57)	(8,991)	0	0	1	(8,991)
Industrials	1,131	0	0	0	0	(32)	0	0	1,099	(32)
Information Technology	11,995	0	0	0	0	1,088	0	0	13,083	1,088
Preferred Securities
Industrials	56,717	0	0	0	0	14,918	0	0	71,635	14,139

Totals	$114,200	$54,511	$(10,631)	$(3)	$159	$2,935	$11,273	$(4,074)	$168,370	$673

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 04/30/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$5,197	Reference Instrument			Yield			6.058	—
		71	Third Party Vendor			Broker Quote			67.500	—
Corporate Bonds & Notes
Industrials		27,411	Discounted Cash Flow			Discount Rate			9.525	—
		11,208	Reference Instrument			Weighted Average		BRL	46.445	—
U.S. Government Agencies		8,333	Proxy Pricing			Base Price			62.000	—
Asset-Backed Securities		2,635	Discounted Cash Flow			Discount Rate			7.500 - 20.000	10.290
		3,221	Proxy Pricing			Base Price			6,724.141 - 8,897.592	8,044.743
Common Stocks
Communication Services		1,994	Stock Price w/Liquidity Discount			Liquidity Discount			10.000	—
Energy		91	Other Valuation Techniques(3)			—			—	—
Financials		6,795	Indicative Market Quotation			Broker Quote			$30.625	—
Industrials		15,334	Discounted Cash Flow			Discount Rate			10.500 - 17.700	10.500
Rights
Financials		262	Other Valuation Techniques(3)			—			—	—
Warrants
Financials		1	Other Valuation Techniques(3)			—			—	—
Industrials		1,099	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
Information Technology		13,083	Comparable Companies / Discounted Cash Flow			EBITDA Multiple		X	3.875	—
Preferred Securities
Industrials		69,657	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
		1,978	Comparable Companies / Discounted Cash Flow			Book Value Multiple / Discount Rate		X/%	0.304/20.180	—

Total		$168,370

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Materials since prior fiscal year end.
(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	FBF	Credit Suisse International	NXN	Natixis New York
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BYR	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
CEW	Canadian Imperial Bank of Commerce

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company